American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
October 31, 2025

One Choice Blend+ 2055 Portfolio - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.9%
Avantis U.S. Equity Fund G Class	749,974	15,876,950
Avantis U.S. Small Cap Value Fund G Class	98,032	1,742,027
Focused Dynamic Growth Fund G Class(2)	143,852	13,279,014
Focused Large Cap Value Fund G Class	1,170,410	12,979,848
Heritage Fund G Class	95,916	3,086,574
Mid Cap Value Fund G Class	187,731	3,073,151
Small Cap Growth Fund G Class	68,008	1,798,130
		51,835,694
International Equity Funds — 34.0%
Avantis Emerging Markets Equity Fund G Class	161,004	2,439,207
Avantis International Equity Fund G Class	733,246	11,160,003
Emerging Markets Fund G Class	239,225	3,691,248
Focused International Growth Fund G Class	202,614	4,025,949
Global Real Estate Fund G Class	171,565	2,376,182
International Small-Mid Cap Fund G Class	135,775	1,644,234
Non-U.S. Intrinsic Value Fund G Class	372,814	4,048,761
		29,385,584
Domestic Fixed Income Funds — 4.4%
Avantis Core Fixed Income Fund G Class	334,318	2,848,385
High Income Fund G Class	82,422	723,667
Inflation-Adjusted Bond Fund G Class	24,114	261,632
		3,833,684
International Fixed Income Funds — 1.7%
Emerging Markets Debt Fund G Class	40,638	385,252
Global Bond Fund G Class	117,705	1,047,576
		1,432,828
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $73,037,735)		86,487,790
OTHER ASSETS AND LIABILITIES — 0.0%		(3,664)
TOTAL NET ASSETS — 100.0%		$86,484,126

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$18,536	$593	$4,115	$863	$15,877	750	$384	—
Avantis U.S. Small Cap Value Fund	1,624	117	105	106	1,742	98	5	—
Focused Dynamic Growth Fund(3)	12,217	456	969	1,575	13,279	144	89	—
Focused Large Cap Value Fund	12,090	1,197	591	284	12,980	1,170	13	$79
Heritage Fund	2,954	189	53	(3)	3,087	96	—	—
Mid Cap Value Fund	2,904	231	100	38	3,073	188	(1)	19
Small Cap Growth Fund	1,633	98	47	114	1,798	68	1	—
Avantis Emerging Markets Equity Fund	2,265	54	112	232	2,439	161	10	—
Avantis International Equity Fund	6,733	4,195	370	602	11,160	733	5	—
Emerging Markets Fund	3,421	81	305	494	3,691	239	51	—
Focused International Growth Fund	3,750	254	147	169	4,026	203	2	—
Global Real Estate Fund	2,263	96	93	110	2,376	172	(2)	—
International Small-Mid Cap Fund	1,548	62	74	108	1,644	136	2	—
Non-U.S. Intrinsic Value Fund	3,738	302	191	200	4,049	373	5	—
Avantis Core Fixed Income Fund	2,537	375	107	43	2,848	334	—	32
High Income Fund	630	104	14	4	724	82	—	12
Inflation-Adjusted Bond Fund	228	31	3	6	262	24	—	—
Emerging Markets Debt Fund	334	42	4	13	385	41	—	9
Global Bond Fund	929	134	24	9	1,048	118	—	14
	$80,334	$8,611	$7,424	$4,967	$86,488	5,130	$564	$165
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.